EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2018
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) is calculated by dividing net (loss) income by the weighted average number of common shares outstanding for the period. Diluted EPS is calculated by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding during the period. For the years ended December 31, 2018, 2017 and 2016, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive.

All figures in USD	2018	2017	2016
Numerator
Net Loss	(197,294,000)	(29,326,000)	(32,151,000)
Denominator
Basic and diluted - Weighted Average Common Shares Outstanding	6,263,094	5,499,561	2,093,926

Loss per Common Share
Basic and diluted	(31.50)	(5.33)	(15.35)